SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

4201 WOODLAND ROAD, P.O. BOX 69

CIRCLE PINES, MN 55014

Stockholder Meeting to be held on 01/29/09

Proxy Materials Available

•   Notice and Proxy Statement

•   Annual Report

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual
Meeting Date:	01/29/09
Meeting Time:	4:00 p.m. CST
For holders as of:	12/01/08

Meeting Location:

Northern Technologies International Corp. Headquarters

4201 Woodland Road

Circle Pines, MN 55014

Meeting Directions:

For Meeting Directions Please Call:

763-225-6600

How To Vote

Vote By Internet

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Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

R1NTI

Voting items

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” ALL NINE OF THE NOMINEES FOR DIRECTOR AND “FOR” PROPOSALS 2, 3 AND 4.

1.	Election of Directors

Nominees:

	01)	Pierre Chenu
	02)	Tilman B. Frank, M.D.
	03)	Soo-Keong Koh
	04)	Donald A. Kubik, Ph.D.
	05)	Sunggyu Lee, Ph.D.
	06)	G. Patrick Lynch
	07)	Mark M. Mayers
	08)	Ramani Narayan, Ph.D.
	09)	Mark J. Stone

2.	Approve amendment to Certificate of Incorporation to add new provision eliminating liability of directors under certain circumstances as provided under the Delaware General Corporation Law.

3.

Approve amendment to Certificate of Incorporation to authorize Board of Directors to issue currently authorized 10,000 shares of preferred stock from time to time in one or more series, with such rights, preferences and restrictions as are fixed by the Board of Directors.

4.	Ratify the selection of Virchow Krause & Company LLP as independent registered public accounting firm for the fiscal year ending August 31, 2009.

5.	Transact such other business as may properly come before the meeting.